SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                    June 15, 2004
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                       (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
                                 On Behalf of

                     STRATS(SM) Trust For IBM Corporation
                           Securities, Series 2004-7
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              (Exact Name of Registrant as Specified in Charter)

           Delaware              333-111858-02             52-2316339
                                   001-32232
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(State of Incorporation)    (Commission File Number)   (I.R.S. Employer
                                                        Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                      28288
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
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ITEM 5. Other Events
        ------------

     On June 15, 2004, Synthetic Fixed-Income Securities, Inc. ("SFSI") transferred $35,000,000 of 4.750% Notes due 2012 (the "Underlying Securities"), issued by IBM Corporation to the STRATS(SM) Trust for IBM Corporation Securities, Series 2004-7 (the "Trust") established by SFSI, which issued $35,000,000 Floating Rate STRATS(SM) Certificates, Series 2004-7, issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of June 15, 2004 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Floating Rate Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated June 4, 2004 (the "Underwriting Agreement"), between SFSI and Wachovia, as underwriter.

ITEM 7. Financial Statements and Exhibits
        ---------------------------------

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------  -----------

      4.1       Series Supplement, dated as of June 15, 2004, is set forth as
                Exhibit 5 on Form 8-A12B filed with the Securities and Exchange Commission, for Registrant on June 25, 2004, and is incorporated herein by reference.








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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                      /s/ James Whang
                                      ---------------------------------------
                                      Name:  James Whang
                                      Title: Director

June 15, 2004

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INDEX TO EXHIBITS
   Exhibit No.                           Description
   ----------                            -----------
       4.1 Series Supplement, dated as of June 15, 2004, is set forth as Exhibit 5 on Form 8-A12B filed with the Securities and Exchange Commission, for Registrant on June 25, 2004, and is incorporated herein by reference.